As filed with the Securities and Exchange Commission on July 22, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIRST TRUST EXCHANGE-TRADED FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY—SUBJECT TO COMPLETION

First Trust Exchange-Traded Fund

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

[__________], 2025

Dear Shareholders:

I am writing to notify you of an important special meeting of the shareholders of First Trust NASDAQ-100 Equal Weighted Index Fund (the “Fund”), a series of First Trust Exchange-Traded Fund (the “Trust”) (the special meeting for the Fund is referred to as the “Meeting”). The Meeting is scheduled to be held at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [day], [Date], 2025 at [        ] p.m. Central Time. At the Meeting, shareholders will be asked to consider and approve the following: (1) a change to the Fund’s investment objective; and (2) a new investment management agreement for the Fund.

Currently, the Fund’s investment objective is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted™ Index (the “Current Index”). At the recommendation of First Trust Advisors L.P. (the “Advisor”), however, the Board of Trustees of the Trust has approved, subject to shareholder approval, a change to the Fund’s investment objective that would result in the replacement of the Current Index with the Nasdaq-100 Select Equal Weight™ Index (the “New Index”). At the Meeting, shareholders are being asked to approve the change to the Fund’s investment objective so that the Fund may seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the New Index (“Proposal 1”). If shareholders approve Proposal 1, the Fund’s name is expected to change to First Trust Nasdaq-100 Select Equal Weight ETF, but its ticker symbol is expected to remain the same.

In addition, the Board of Trustees of the Trust, including the Independent Trustees (i.e., the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the Fund), has approved a new investment management agreement for the Fund, subject to shareholder approval. Accordingly, shareholders are being asked to approve this new investment management agreement (“Proposal 2” and collectively with Proposal 1, the “Proposals”). Under the Fund’s current investment management agreement, the Fund pays an investment management fee to the Advisor and also separately pays other Fund operating expenses. Under the proposed new investment management agreement, the Fund would instead pay a single “unitary fee” to the Advisor, and the Advisor would then pay all other expenses of the Fund out of such fee (except for certain enumerated exclusions). The unitary fee structure, which is commonly used by exchange-traded funds, is intended to benefit shareholders by providing clarity and consistency of fees. It is important to note that approval of Proposal 2 will not cause the Fund’s current net operating expense ratio, calculated at current asset levels, to increase or change the level of services provided to the Fund by the Advisor.

Each Proposal is described in detail in the enclosed materials. Further, each Proposal is not contingent upon shareholder approval of the other Proposal. The Board of Trustees of the Trust recommends that shareholders of the Fund vote to approve each Proposal. Shareholders will also be asked to consider and vote on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or over the Internet. Your prompt response will be much appreciated. We appreciate your participation in this important Meeting.

Sincerely,

James A. Bowen
Chairman of the Board

If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, At [_______] weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

PRELIMINARY COPY—SUBJECT TO COMPLETION

First Trust Exchange-Traded Fund

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)

Important Information for Shareholders

A special meeting of the shareholders of First Trust NASDAQ-100 Equal Weighted Index Fund (the “Fund”), a series of First Trust Exchange-Traded Fund (the “Trust”), is being held to seek shareholder approval of two separate proposals that are discussed further below and in the Proxy Statement (the special meeting for the Fund is referred to as the “Meeting”). First, shareholders are being asked to approve a change to the Fund’s investment objective in order to replace the index that the Fund currently seeks to track (the “Underlying Index”) with a new Underlying Index (“Proposal 1”). Second, shareholders are being asked to approve a new investment management agreement for the Fund that would transition the Fund to a unitary fee structure (“Proposal 2” and, collectively with Proposal 1, the “Proposals”). In addition, shareholders will be asked to consider and vote on any other business that may properly come before the Meeting and any adjournments or postponements thereof. While we encourage you to read all of the proxy materials, you will find a brief overview in the “Questions and Answers” (“Q&A”) below. The Q&A contains limited information, should be read in conjunction with the more detailed information contained in the Proxy Statement, and is qualified in its entirety by reference to the Proxy Statement.

Questions and Answers

Proposal 1

Q.	What is the proposed change to the Fund’s investment objective?
A.	Currently, the investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted™ Index (the “Current Index”). The Fund’s investment objective is a fundamental policy of the Fund, which means that it can only be changed with shareholder approval. At the recommendation of First Trust Advisors L.P. (the “Advisor”), at a meeting held on June 8-9, 2025 (the “Board Meeting”), the Board of Trustees of the Trust (the “Board”) approved Proposal 1 which, if approved by shareholders, will result in the replacement of the Current Index with the Nasdaq-100 Select Equal Weight™ Index (the “New Index”) (the “Investment Objective Change”). Further, if shareholders approve Proposal 1, the Fund’s name is expected to change to First Trust Nasdaq-100 Select Equal Weight ETF. However, its ticker symbol (QQEW) is expected to remain the same.

Based on its analysis, the Advisor believes that, over time, the Investment Objective Change may cause the Fund to be more attractive to investors in exchange-traded funds (“ETFs”) and, in addition, may potentially benefit Fund performance; however, of course, it is impossible to predict the future, and no assurance can be given that the desired results will be achieved.

Q.	If shareholders approve Proposal 1, how will the Fund’s investment focus change and how will the Fund effect the transition to its new investment objective?
A.	Currently, as stated above, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Current Index. The Current Index is the equal weighted version of the Nasdaq-100 Index® (the “Nasdaq-100”). The Nasdaq-100 is designed to measure the performance of 100 of the largest Nasdaq-listed non-financial companies. If shareholders approve Proposal 1, the Fund will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the New Index. The New Index seeks to provide exposure to the fifty companies of the Nasdaq-100 with the highest combined “quality” and “growth” scores. A blended quality and growth score is calculated for each security and is a composite of quality and growth metrics including revenue growth, free cash flow growth, forward earning per share growth, return on equity and profit margin. The fifty constituents with the highest blended quality and growth scores are selected for inclusion in the New Index and are equally weighted. For additional information on the methodologies of the Current Index and the New Index, see the discussion included in the Proxy Statement under “Proposal 1: To Approve a Change to the Fund’s Investment Objective.”

Changing the Fund’s investment objective will change its Underlying Index and, therefore, the securities in which it invests. In order to implement the Investment Objective Change and transition to the New Index, the Fund will need to acquire and dispose of securities (referred to as the “Repositioning”) and will incur trading costs, such as brokerage commissions. In addition, the Fund may recognize gains and/or losses as a result of disposing of the securities it holds prior to the Investment Objective Change, and any gains recognized may be taxable to the extent not offset by capital loss carryforwards. Further, in connection with the Investment Objective Change, the Fund will change its current investment policy under which the Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Current Index, to a policy under which the Fund will normally invest at least 80% of its net assets (including investment borrowings) in the securities that comprise the New Index. This change is intended to align the Fund with policies of more recently launched index-based ETFs and provide additional flexibility to the Advisor to better manage the Fund in the best interests of shareholders.

Q.	If shareholders approve Proposal 1, how will the Fund’s principal investment risks be affected?
A.	If shareholders approve Proposal 1, the Fund will continue to be an ETF that, in general terms, seeks to track an equity index that provides exposure to constituents of the Nasdaq-100. As such, the Fund will continue to be subject to the principal investment risks that are set forth in its current prospectus. In addition, in light of the methodology of the New Index (which focuses on, among other things, growth metrics), the Fund will also be subject to growth stocks investment risk.

Q.	What happens if shareholders do not approve Proposal 1?
A.	If shareholders do not approve Proposal 1, the Fund will continue to seek to provide investment results that correspond generally to the price and yield of the Current Index. In connection with the Fund’s long-term future, the Board will consider all alternatives available to the Fund, and will take such action as it deems to be in the best interests of the Fund.

Proposal 2

Q.	Why am I being asked to approve a new investment management agreement for the Fund?
A.	The Advisor and the Board have considered the Fund’s advisory arrangement and its fee and expense structure on an individual Fund level, as well as relative to those of other comparable ETFs, those of other ETFs advised by the Advisor (“First Trust ETFs”), and industry practice generally. Based on its analysis, the Advisor recommended that the Trust, on behalf of the Fund, enter into a new investment management agreement with the Advisor that would implement the “unitary fee” structure described below (the “New Management Agreement”). The unitary fee structure is intended to benefit shareholders by providing clarity and consistency of fees. More specifically, a unitary fee structure (which is the primary fee structure for First Trust ETFs and common in the ETF industry) is generally fixed, making it more predictable than the Fund’s current fee and expense structure. At the Board Meeting, the Board, including the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the Fund (the “Independent Trustees”), approved the New Management Agreement and recommended that it be approved by shareholders.
Q.	How will the Fund’s fee and expense structure change if the New Management Agreement is implemented?
A.	Currently, the Fund pays an investment management fee starting at an annual rate equal to 0.40% of average daily net assets (subject to reduction at certain levels of Fund net assets, if applicable) to the Advisor, which is responsible for the overall management and administration of the Fund. In addition, the Fund pays other expenses that, as a percentage of Fund assets, are subject to change based on actual Fund expenses and the level of Fund assets. For the Fund’s most recent fiscal year, its total operating expenses, including the investment management fee, were 0.55% of average daily net assets. Further, under the Second Amended and Restated Expense Reimbursement and Fee Waiver Agreement, dated as of November 1, 2022, between the Trust and the Advisor (the “Expense Limitation Agreement”), the Advisor has agreed to waive investment management fees payable to it by the Fund and/or reimburse the Fund for other expenses borne by the Fund in order to keep the Fund’s operating expenses (subject to certain exclusions) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least through April 30, 2026.

If the New Management Agreement is approved by shareholders and implemented, the New Management Agreement will replace the Fund’s current investment management agreement, the Fund will transition to a “unitary fee” structure, and the Fund’s Expense Limitation Agreement (and the Expense Cap) will be terminated. In connection with the unitary fee structure, the Advisor will receive a fee starting at an annual rate equal to 0.55% of average daily net assets (subject to reductions at certain levels of Fund net assets, if applicable). In return, in addition to being responsible for the overall management and administration of the Fund, the Advisor will be responsible for most of the Fund’s expenses, subject to exclusions that include the investment management fee, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan (if any) and extraordinary expenses.

Many other ETFs, including many First Trust ETFs, have a unitary fee structure. Because of its fixed nature, the unitary fee structure generally benefits shareholders by eliminating the downside risk for shareholders that a fund’s expense ratio might increase significantly during future periods if fund operating expenses increase or if fund assets decline, particularly if expense caps are changed or allowed to expire in the future. On the other hand, the unitary fee structure also generally eliminates the possibility for a reduction in a fund’s net operating expense ratio if operating expenses decrease, and any such reductions would benefit the investment advisor.

Q.	Will the Fund’s current net operating expense ratio increase as a result of the implementation of the New Management Agreement?
A.	No, the implementation of the New Management Agreement will not cause the Fund’s current net operating expense ratio to increase at current asset levels. Under the New Management Agreement, both the Advisor’s unitary fee and the Fund’s net operating expense ratio at current asset levels would be equal to 0.55% of the Fund’s average daily net assets, which is the same as the Fund’s net operating expense ratio for its most recent fiscal year. However, at significantly higher asset levels, the Fund’s net operating expense ratio under its current fee structure would be lower than the unitary fee rate payable under the New Management Agreement.
Q.	What happens if shareholders do not approve Proposal 2?
A.	If shareholders do not approve Proposal 2, then the Current Management Agreement and Expense Limitation Agreement will continue to be in effect, but there is no assurance that the Expense Cap will continue after it expires.

Additional Information about the Proposals and the Board’s Recommendations

Q.	How does the Board recommend that shareholders vote on the Proposals?
A.	At the Board Meeting, the Board, including the Independent Trustees, unanimously approved and recommended that shareholders of the Fund vote “FOR” each Proposal.
Q.	If the Proposals are approved, when will the changes described above be implemented?
A.	If a Proposal is approved by shareholders, it will be implemented as soon as practicable after such approval.
Q.	Are the Proposals contingent on one another?
A.	No, neither Proposal is contingent upon shareholder approval of the other Proposal. If a Proposal is approved by shareholders, it will be implemented as soon as practicable thereafter, regardless of whether the other Proposal is approved by shareholders.

The Meeting and Voting

Q.	When will the Meeting be held? Who can vote?
A.	The Meeting is scheduled to be held on [day], [date], 2025, at [ ] p.m. Central Time at the offices of First Trust Advisors L.P. (previously defined as the “Advisor”), 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. If you owned shares of the Fund at the close of business on [date], 2025 (the “Record Date”), you are entitled to vote, even if you later sold the shares.
Q.	Does my vote make a difference?
A.	Yes, your vote makes a difference. Even if you own very few shares, you will help the Fund receive enough votes to act on the Proposals by casting your vote as soon as possible.
Q.	How do I cast my vote?
A.	You may vote in any one of four ways:
•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosedpostage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or

•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold Fund shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting.
Q.	Who will pay the costs associated with obtaining shareholder approval of the Proposals?
A.	The costs associated with the Proxy Statement, including printing, distribution and proxy solicitation costs, will be borne by the Advisor whether or not the Proposals are approved by shareholders. Additional out-of-pocket costs, such as legal expenses incurred in connection with the preparation of the Proxy Statement, will also be borne by the Advisor whether or not the Proposals are approved by shareholders.

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, at [______] weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

PRELIMINARY COPY—SUBJECT TO COMPLETION

First Trust Exchange-Traded Fund

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders
to be held on [       ], 2025

[______], 2025

To the Shareholders of First Trust NASDAQ-100 Equal Weighted Index Fund:

Notice is hereby given that a Special Meeting of Shareholders (referred to as the “Meeting”) of First Trust NASDAQ-100 Equal Weighted Index Fund (the “Fund”), a series of First Trust Exchange-Traded Fund (the “Trust”), a Massachusetts business trust, is scheduled to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [Day], [Date], 2025, at [       ] p.m. Central Time. At the Meeting, shareholders will be asked to consider and vote on the two proposals set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):

1. To approve a change to the Fund’s investment objective.

2. To approve a new investment management agreement between the Trust, on behalf of the Fund, and First Trust Advisors L.P., as investment advisor.

The close of business on [         ], 2025 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

W. Scott Jardine

Secretary

Proxy Statement	1
Background—The Proposals	1
Proposal 1: To Approve a Change to the Fund’s Investment Objective	3
Shareholder Approval and Required Vote	7
Proposal 2: To Approve a New Investment Management Agreement for the Fund	8
The Current Management Agreement	10
Comparison of Certain Terms of the New Management Agreement and Current Management Agreement	10
Additional Information on Fund Fees and Expenses	15
Board Considerations	17
Additional Information about the Trust and the Advisor	20
Shareholder Approval and Required Vote	22
Additional Information	23
General Information—Solicitation of Proxies	23
The Meeting and Voting Rights	24
Use and Revocation of Proxies	24
Quorum Requirements, Postponements and Adjournments	25
Shares Outstanding	25
Share Ownership Over 5%	26
Share Ownership of Trustees and Executive Officers	27
Other Service Providers	27
Delivery of Certain Documents	27
Submission of Shareholder Proposals	27
Disclaimers Regarding the Current Index and New Index	28
Other Matters to Come Before the Meeting	30
Appendix A — Glossary of Principal Investment Risks	A-1
Appendix B — Form of New Management Agreement	B-1

 -i-

PRELIMINARY COPY—SUBJECT TO COMPLETION

First Trust Exchange-Traded Fund

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)

Special Meeting of Shareholders
to be held on [       ], 2025

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Proxy Statement

[______], 2025

This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about [           ], 2025.

This Proxy Statement is being furnished by the Board of Trustees (the “Board”) of First Trust Exchange-Traded Fund (the “Trust”), a Massachusetts business trust, in connection with the solicitation by the Board of proxies to be voted at a special meeting of the shareholders of First Trust NASDAQ-100 Equal Weighted Index Fund (the “Fund”), a series of the Trust, that is scheduled to be held at [          ] p.m. Central Time on [Day], [Date], 2025, at the offices of First Trust Advisors L.P., the Fund’s investment advisor (the “Advisor” or “First Trust Advisors”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any and all adjournments or postponements thereof (referred to collectively as the “Meeting”). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

Background—The Proposals

Shareholders of the Fund are being asked to consider and vote on two proposals, each of which is discussed in more detail below. First, shareholders are being asked to consider and vote on a proposed change to Fund’s investment objective in order to replace the index that the Fund currently seeks to track (the “Underlying Index”) with a new Underlying Index (“Proposal 1”). Second, shareholders are being asked to consider and vote on a proposed new investment management agreement for the Fund that would transition the Fund to a unitary fee structure (“Proposal 2” and, collectively with Proposal 1, the “Proposals”). In addition, shareholders will be asked to consider and vote on any other business that may properly come before the Meeting.

If a Proposal is approved by shareholders, it will be implemented as soon as practicable after such approval. Further, neither Proposal is contingent upon shareholder approval of the other Proposal. If a Proposal is approved by shareholders, it will be implemented as soon as practicable thereafter, regardless of whether the other Proposal is approved by shareholders.

The Board recommends that shareholders vote “FOR” each Proposal.

How to Vote

Shareholders of record as of the close of business on _____, 2025 (the “Record Date”) are entitled to notice of and to vote at the Meeting (including any postponements or adjournments). Shareholders may vote on the Proposals by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting. For more information, see “Additional Information – The Meeting and Voting Rights.”

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders Scheduled to Be Held on[          ], 2025. This Proxy Statement is available on the Internet at: [website]. The Fund’s most recent annual and semi-annual reports are also available on the Internet at: https://www.ftportfolios.com/Retail/Etf/EtfFundNews.aspx?Ticker=QQEW. The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P. at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call (800) 621-1675. You may call (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Proposal 1: To Approve a Change to the Fund’s Investment Objective

Description of the Proposal

The Fund’s investment objective is a “fundamental” policy of the Fund, which means that any change to it is required under the Investment Company Act of 1940, as amended (the “1940 Act”), to be approved by shareholders. At the Meeting, shareholders are being asked to consider and vote on the following change to the Fund’s investment objective (the “Investment Objective Change”):

Current Investment Objective	New Investment Objective
To seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted™ Index (the “Current Index”).	To seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq-100 Select Equal Weight™ Index (the “New Index”).

At the recommendation of the Advisor, at a meeting held on June 8-9, 2025 (the “Board Meeting”), the Board approved the Investment Objective Change which, if approved by shareholders, will result in the replacement of the Current Index with the New Index as the Fund’s Underlying Index. To support its recommendation, the Advisor prepared, and provided to the Board, materials pertaining to the New Index, including, among other things, information about its methodology, a hypothetical portfolio, and hypothetical performance data. Based on its analysis, the Advisor believes that, over time, the Investment Objective Change may cause the Fund to be more attractive to investors in exchange-traded funds (“ETFs”) and, in addition, may potentially benefit Fund performance; however, of course, it is impossible to predict the future, and no assurance can be given that the desired results will be achieved.

Further, in connection with the Investment Objective Change, if approved, the Fund will change its current investment policy, under which the fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Current Index, to a policy under which the Fund will normally invest at least 80% of its net assets (including investment borrowings) in the securities that comprise the New Index. This change is intended to align the Fund with policies of more recently launched index-based ETFs and provide additional flexibility to the Advisor to better manage the Fund in the best interests of shareholders. If the Investment Objective Change is implemented, the Fund’s name is expected to change to First Trust Nasdaq-100 Select Equal Weight ETF. The Fund’s shares will continue to be listed for trading on the Nasdaq, Inc. (the “Exchange”) and the Fund’s ticker is not expected to change.

The Current Index, New Index and Anticipated Changes to Principal Investment Strategies if the Investment Objective Change is Implemented

The Investment Objective Change, if approved by shareholders and implemented, will change the Underlying Index that the Fund seeks to track and, therefore, the securities in which it invests. Information that briefly compares (a) the Current Index and the Fund’s current principal investment strategies to (b) the New Index and the Fund’s anticipated principal investment strategies taking into account the Investment Objective Change, respectively, is set forth in the table below.

	Current Index/Current Principal Investment Strategies	New Index/Anticipated Principal Investment Strategies if Investment Objective Change Is Implemented
Brief Description of Underlying Index

The Current Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).

The Current Index is the equal-weighted version of the Nasdaq-100 Index®. The Nasdaq-100 Index® is designed to measure the performance of 100 of the largest Nasdaq-listed non-financial companies. According to the Index Provider, in order to be eligible for inclusion in the Nasdaq-100 Index®, a security must meet the following criteria: (i) the issuer of the security’s primary U.S. listing must be exclusively listed on the Nasdaq Global Select Market or the Nasdaq Global Market; (ii) the security must not be issued by a company classified as being in the financial industry according to the Industry Classification Benchmark; and; (iii) the security must meet the liquidity requirements and other eligibility criteria of the Nasdaq-100 Index®. The Nasdaq-100 Index® selects 100 securities based on market capitalizations, subject to certain buffers designed to limit turnover. The Current Index contains the same securities as the Nasdaq-100 Index® and equally weights each security. The Fund may invest in common stocks and depositary receipts issued by mid and large capitalization companies.

The Current Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Current Index changes are made public. The Current Index’s quarterly rebalance schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated in an industry or a group of industries to the extent that the Current Index is so concentrated. As of March 31, 2025, the Current Index was composed of 101 securities and the Fund had significant investments in information technology companies, although this may change from time to time.

The New Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).

The New Index is designed to track the performance of the fifty companies from the Nasdaq-100 Index® with the highest combined quality and growth scores. The Nasdaq-100 Index® is designed to measure the performance of 100 of the largest Nasdaq-listed non-financial companies. According to the Index Provider, in order to be eligible for inclusion in the Nasdaq-100 Index®, a security must meet the following criteria: (i) the issuer of the security’s primary U.S. listing must be exclusively listed on the Nasdaq Global Select Market or the Nasdaq Global Market; (ii) the security must not be issued by a company classified as being in the financial industry according to the Industry Classification Benchmark; and; (iii) the security must meet the liquidity requirements and other eligibility criteria of the Nasdaq-100 Index®. The Nasdaq-100 Index® selects 100 securities based on market capitalizations, subject to certain buffers designed to limit turnover.

The New Index calculates a “Blended Quality and Growth Score” for each constituent of the Nasdaq-100 Index®. First, a “Growth Score” and a “Quality Score” for each eligible security are calculated as follows:

•    Growth Score: The average across three normalized values consisting of: (i) the 3-year revenue annualized growth rate; (ii) the 3-year forward earnings per share estimate annualized growth rate; and (iii) the 3-year free cash flow annualized growth rate.

•    Quality Score: The average across two normalized values: (i) return on equity; and (ii) profit margin.

	Current Index/Current Principal Investment Strategies	New Index/Anticipated Principal Investment Strategies if Investment Objective Change Is Implemented

The Blended Quality and Growth Score for each security is then calculated by determining the equal-weighted average of each security’s Growth Score and Quality Score. The top 50 companies with the highest Blended Quality and Growth Score are selected for inclusion in the New Index and are equally-weighted. In investing in the constituents of the New Index, the Fund may invest in common stocks and depositary receipts issued by mid and large capitalization companies.

The New Index is rebalanced and reconstituted quarterly. The Fund will make corresponding changes to its portfolio shortly after the New Index changes are made public. The Current Index’s quarterly rebalance schedule may cause the Fund to experience a higher rate of portfolio turnover. As of [___], 2025, the New Index was composed of [      ] securities and the Fund had significant investments in [information technology] companies, although this may change from time to time.

Brief Description of Principal Investment Strategies	The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Current Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Current Index.	The Fund will normally invest at least 80% of its net assets (including investment borrowings) in the securities that comprise the New Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the New Index.

Anticipated Impact of the Investment Objective Change on Principal Investment Risks

If the Investment Objective Change is implemented, the Fund will continue to be an ETF that, in general terms, seeks to track an equity index that provides exposure to constituents of the Nasdaq-100 Index®. As such, the Fund will generally continue to be subject to the principal investment risks that are set forth in its current prospectus. In addition, in light of the methodology of the New Index (which focuses on, among other things, growth metrics), the Fund will also be subject to growth stocks investment risk. The following chart compares the principal investment risks currently associated with investing in the Fund (as identified in the Fund’s current prospectus) to the principal investment risks that are expected to be associated with investing in the Fund if Proposal 1 is approved by shareholders. More detailed explanations of each principal investment risk are included in the “Glossary of Principal Investment Risks” that is set forth in Appendix A attached to this Proxy Statement.

Whether or not Proposal 1 is approved by shareholders and implemented, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.

Principal Investment Risk	Current (included in Current Prospectus)	If Proposal 1 is Approved
Authorized Participation Concentration Risk	X	X
Current Market Conditions Risk	X	X
Cyber Security Risk	X	X
Depositary Receipts Risk	X	X
Equity Securities Risk	X	X
Growth Stocks Investment Risk		X
Index Concentration Risk	X	X
Index or Model Constituent Risk	X	X
Index Provider Risk	X	X
Information Technology Companies Risk	X	X
Large Capitalization Companies Risk	X	X
Market Maker Risk	X	X
Market Risk	X	X
Mid Capitalization Companies Risk	X	X
Non-Correlation Risk	X	X
Non-U.S. Securities Risk	X	X
Operational Risk	X	X
Passive Investment Risk	X	X
Portfolio Turnover Risk	X	X
Premium/Discount Risk	X	X
Trading Issues Risk	X	X
Variable Interest Entities Risk	X	X

Additional Information about the Transition to the New Index and the Anticipated Repositioning

If the Fund implements the Investment Objective Change, it will need to acquire and dispose of securities (referred to as the “Repositioning”) and will incur trading costs, such as brokerage commissions, when it buys and sells securities. In addition, in connection with the Repositioning, the Fund may recognize gains and/or losses as a result of disposing of securities it holds prior to the Investment Objective Change. Gains from portfolio sales effected in connection with the Repositioning may result in increased distributions by the Fund of net capital gains and/or net investment income, and such distributions may be taxable to shareholders of the Fund for federal income tax purposes. Any trading costs and taxes incurred in connection with the Repositioning will be borne by the Fund and its shareholders. Further, any such trading costs and taxes will impact and be reflected in the Fund’s performance rather than its annual fund operating expenses and net operating expense ratio.

If the Repositioning had occurred as of May 5, 2025, it is estimated that the Fund would have sold and reinvested approximately 49.60% of its investment portfolio, which would have resulted in brokerage commissions or other trading costs of approximately $168,500 in the aggregate (or approximately less than $0.01 per share). In addition, if the Repositioning had occurred as of May 5, 2025, it is estimated that it would have resulted in the Fund realizing approximately $38.7 million in gains (equal to approximately $0.02 per share). Since the majority of the securities held in the Fund’s current investment portfolio are eligible to be traded in kind, the Advisor believes that, while possible, it is unlikely that the Repositioning would cause material taxable ordinary income or material taxable capital gains to be passed along to shareholders under currently applicable federal income tax law. In addition, the Advisor believes that the Fund’s capital loss carryforwards, to the extent available, may be used to offset gains resulting from the Repositioning. As of March 2025, the Fund had over $200 million of capital loss carryforwards. Actual market prices and net gains (or losses) experienced by the Fund, as well as related federal income tax consequences to shareholders, will depend on market conditions at the time of the Repositioning.

Shareholder Approval and Required Vote

Since the investment objective has been designated as a fundamental policy of the Fund, to become effective, the Investment Objective Change must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of the Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of Proposal 1, abstentions will have the effect of a vote against the Proposal. It is expected that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers will request the instructions of such customers before the Meeting on how to vote their shares on Proposal 1. Under applicable rules of the New York Stock Exchange, broker-dealer firms are not permitted to vote on Proposal 1 with respect to shares for which no instructions have been received from customers.

If you need any assistance or have any questions regarding Proposal 1 or how to vote your shares, please call the Fund’s proxy solicitor, EQ Fund Solutions, LLC, at [______] weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees recommends that shareholders of the Fund vote to approve Proposal 1.

Proposal 2: To Approve a New Investment Management Agreement for the Fund

At the Meeting, shareholders are being asked to consider and vote on a new investment management agreement for the Fund. Currently, under the Investment Management Agreement dated as of December 6, 2010 between the Advisor and the Trust, on behalf of the Fund (the “Current Management Agreement”), the Fund pays the Advisor an annual investment management fee starting at an annual rate equal to 0.40% of average daily net assets, subject to reduction at certain levels of Fund net assets (“breakpoints”), if applicable, and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.40000%	Fund net assets up to and including $2.5 billion
0.39000%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.38000%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.37000%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.36000%	Fund net assets greater than $10 billion up to and including $15 billion
0.34000%	Fund net assets greater than $15 billion

In return for its investment management fee, the Advisor is responsible for the overall management and administration of the Fund. In addition, the Fund directly bears other expenses and, as a result, its total expense ratio may fluctuate depending on actual Fund expenses and the level of Fund assets. However, the Advisor has contractually agreed to waive management fees payable to it by the Fund and reimburse the Fund for other expenses borne by the Fund in order to prevent the Fund’s expense ratio from exceeding a specified level. More specifically, under the Second Amended and Restated Expense Reimbursement and Fee Waiver Agreement, dated as of November 1, 2022, between the Advisor and the Trust (the “Expense Limitation Agreement”), the Advisor has agreed to waive management fees payable to it by the Fund and/or reimburse the Fund for other expenses borne by the Fund in order to keep the Fund’s operating expenses (subject to certain exclusions) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least through April 30, 2026.

The Advisor and the Board have considered the Fund’s advisory arrangement and its fee and expense structure on an individual Fund level, as well as relative to those of other comparable ETFs, those of other ETFs advised by the Advisor (the “First Trust ETFs”; the First Trust ETFs and other funds advised by the Advisor are collectively referred to as the “First Trust Fund Complex”), and industry practice generally. Based on its analysis, the Advisor recommended that the Trust, on behalf of the Fund, enter into a new investment management agreement with the Advisor that would implement a “unitary fee” structure (the “New Management Agreement”). In this regard, an investment management agreement dated as of March 9, 2023, which currently applies to various series of the Trust, would be made applicable to the Fund by adding the Fund to Schedule A of such agreement (see Appendix B to this Proxy Statement). At the Board Meeting, after careful consideration (see “Board Considerations” below), the Trustees determined that it would be in the best interests of the Fund to transition to a unitary fee structure and replace the Current Management Agreement with the New Management Agreement. Accordingly, at the Board Meeting, the Board, including the Trustees who are not “interested persons,” as defined in the 1940 Act, as amended, of the Fund (the “Independent Trustees”), approved, subject to shareholder approval, the New Management Agreement. Section 15(a) of the 1940 Act provides, in general terms, that no person may serve as an investment advisor to a fund except pursuant to a written contract that, among other things, has been approved by a vote of a majority of the fund’s outstanding voting securities, as defined in the 1940 Act.

If the New Management Agreement is approved by the Fund’s shareholders and implemented, the New Management Agreement would replace the Current Management Agreement and the Fund would transition to a unitary fee structure under which the Advisor would receive a set fee. In addition, the Fund’s Expense Limitation Agreement (as well as the Expense Cap) would terminate. In return for its unitary fee, in addition to providing management and administration services to the Fund, in accordance with the New Management Agreement, the Advisor would pay all expenses of the Fund (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any), but excluding the investment management fee, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan (if any), and extraordinary expenses. Because the unitary fee arrangement would compensate the Advisor for assuming responsibility for the Fund’s expenses (subject to the enumerated exclusions), the fee schedule under the New Management Agreement is higher than the fee schedule under the Current Management Agreement. However, as discussed further below, it is important to note that approval of this Proposal will not cause the Fund’s current net operating expense ratio, calculated at current asset levels, to increase. If the New Management Agreement is approved by shareholders, the Fund will pay the Advisor an annual investment management fee starting at an annual rate equal to 0.55% of average daily net assets, subject to reduction at certain breakpoints, if applicable, and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.55000%	Fund net assets up to and including $2.5 billion
0.53630%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.52250%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.50880%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.49500%	Fund net assets greater than $10 billion up to and including $15 billion
0.46750%	Fund net assets greater than $15 billion

Many ETFs, including many First Trust ETFs, have a “unitary fee” structure. The transition to a unitary fee structure is intended to benefit shareholders by providing clarity and consistency of fees by eliminating the downside risk that the Fund’s expense ratio might increase significantly during future periods if its operating expenses increase or its assets decline, particularly if the Expense Cap is changed or allowed to expire in the future. The unitary fee structure under the New Management Agreement would, however, also generally eliminate the possibility of any reduction in the Fund’s net operating expense ratio if its operating expenses decrease and any such reductions would benefit the Advisor.

If the Fund’s shareholders do not approve the New Management Agreement, the Current Management Agreement, the Expense Limitation Agreement and current breakpoints will remain in place. However, there is no assurance that the Expense Cap will continue after it expires.

The Current Management Agreement

The Advisor has served as the investment advisor to the Fund since its inception. Set forth below is information pertaining to the Current Management Agreement.

Date of Current Management Agreement	Date/Purpose of Last Submission to Shareholders	Date/Purpose of Action by Board Since Beginning of Last Fiscal Year
December 6, 2010	The Current Management Agreement was approved by the shareholders of the Fund on December 6, 2010 in connection with a change in control of the Advisor.	June 2-3, 2024; Continuation of Current Management Agreement. June 8-9, 2025; Continuation of Current Management Agreement.

Comparison of Certain Terms of the New Management Agreement and Current Management Agreement

Below is a brief comparison of certain material terms of the New Management Agreement to the corresponding terms of the Current Management Agreement. Although certain provisions of the New Management Agreement are briefly summarized below, you should refer to Appendix B to this Proxy Statement for the complete terms of the New Management Agreement. The most significant differences between the New Management Agreement and the Current Management Agreement relate to the Advisor’s assumption of responsibility for the Fund’s expenses (subject to certain enumerated exclusions) as a result of the change to a unitary fee structure. In conjunction with this change, the contractual fee to which the Advisor is entitled is higher under the New Management Agreement than it is under the Current Management Agreement. However, replacing the Current Management Agreement with the New Management Agreement will not cause the Fund’s current net operating expense ratio, calculated at current asset levels, to increase. At significantly higher asset levels, however, the Fund’s net operating expense ratio under its current fee structure would be lower than the unitary fee rate payable under the New Management Agreement.

Other noteworthy differences between the New Management Agreement and the Current Management Agreement include:

•	certain wording updates reflected in the New Management Agreement, some of which are identified below, and many of which are minor and/or have the effect of expanding language included in the Current Management Agreement (for example, referring to “portfolio investments” rather than “securities” or referring to “securities or other assets” rather than only “securities”);
•	the name of the Fund, the initial term, and effective date;

•	an expanded provision in the New Management Agreement relating to the Advisor’s ability to retain sub-advisors;
•	additional language in the New Management Agreement that specifically provides for carve-outs to certain requirements imposed under the 1940 Act if the Trust/Fund may rely on an applicable exemptive order, no-action assurances or other relief, rules or regulations;
•	a provision in the New Management Agreement providing that the Board may delegate the authority and responsibility to vote proxies for the Fund’s portfolio investments to the Advisor;
•	a provision in the New Management Agreement that specifically precludes third-party beneficiaries; and
•	a provision in the New Management Agreement relating to forum selection.

Advisory Services. Under the New Management Agreement, subject to the supervision of the Board, the Advisor will act as the investment advisor for, and set the overall investment strategy and manage the investment and reinvestment of the assets of, the Fund in accordance with the Fund’s investment objectives and policies and limitations. The Current Management Agreement has a similar provision, but does not specifically include the phrase “set the overall investment strategy.” Further, under both the Current Management Agreement and the New Management Agreement, the Advisor agrees to furnish office facilities and equipment as well as clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s other service providers). In addition, under the New Management Agreement, the Advisor will be authorized to select the “brokers, dealers, futures commission merchants, banks, or any other agent or counterparty” that will execute the purchases and sales of the Fund’s “portfolio investments” on behalf of the Fund, and will be directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors. The Current Management Agreement includes a similar but more narrowly worded provision, stating that the Advisor is authorized to select the “brokers or dealers” that will execute the purchases and sales of the Fund’s “securities” on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors. Further, while the Current Management Agreement states that in no instance will “portfolio securities” be purchased by or sold to the Advisor or any affiliated person of either the Trust or the Advisor, “except as may be permitted under the 1940 Act,” the New Management Agreement provides that in no instance will “portfolio investments” be purchased by or sold to the Advisor or any affiliated person of either the Trust or the Advisor, “except as may be permitted under the 1940 Act, the rules and regulations thereunder or any applicable exemptive orders, no-action assurances or other relief.”

Proxy Voting. The New Management Agreement (but not the Current Management Agreement) includes a specific provision regarding proxy voting. More specifically, the New Management Agreement states that the Board has the authority to determine how proxies with respect to portfolio investments that are held by the Fund will be voted and that the Board may delegate the authority and responsibility to vote proxies for the Fund’s portfolio investments to the Advisor. Further, any delegation of proxy voting responsibility to the Advisor may be revoked or modified by the Board at any time. In addition, the Advisor may engage the services of a third-party firm to assist the Advisor in exercising the Advisor’s proxy voting responsibilities (if any).

Sub-Advisors. Both the Current Management Agreement and the New Management Agreement permit the Advisor to retain one or more sub-advisors at the Advisor’s own cost and expense, subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act. The New Management Agreement, however, specifies that this approval requirement is “after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which [the Fund] may rely.” Both the Current Management Agreement and the New Management Agreement also provide that retention of a sub-advisor does not reduce the responsibilities or obligations of the Advisor under the Agreement and that the Advisor will be responsible to the Fund for all acts or omissions of any sub-advisor in connection with the performance of the Advisor’s duties under the Agreement that the Advisor has delegated to the sub-advisor. In addition, the New Management Agreement also contains two provisions not included in the Current Management Agreement. First, the New Management Agreement states that the Advisor may adjust from time to time the duties delegated to any sub-advisor, the portion of portfolio assets of the Fund that the sub-advisor will manage and the fees to be paid to the sub-advisor pursuant to any sub-advisory agreement or other arrangement entered into in accordance with the New Management Agreement, subject to the approvals set forth in Section 15 of the 1940 Act if required after taking into account any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely. Second, the New Management Agreement provides that to the extent the Fund is relying on an exemptive order or amendment thereto permitting the Fund to hire one or more sub-advisors or amend a sub-advisory agreement without shareholder approval (commonly referred to as “manager-of-managers relief”), the Advisor will agree to comply with any terms and conditions provided in such exemptive order or amendment applicable to it.

Compensation. Under both the Current Management Agreement and the New Management Agreement, the Fund is obligated to pay the Advisor a monthly fee. However, while the Advisor is responsible under each Agreement for the overall management and administration of the Fund, under the New Management Agreement, it is also responsible for paying Fund expenses (subject to certain enumerated exclusions). (See “Payment of Expenses” below.) Therefore, for purposes of comparing compensation under the Current Management Agreement and the New Management Agreement, Fund expenses are a relevant factor. The following chart sets forth the Fund’s: (i) current contractual investment management fee rate under the Current Management Agreement; (ii) total annual fund operating expenses as of its most recent fiscal year end before taking into account the Expense Cap; (iii) total annual fund operating expenses as of its most recent fiscal year end after taking into account the Expense Cap; and (iv) the proposed contractual unitary fee rate under the New Management Agreement incorporating the unitary fee structure. As shown, the Fund’s total annual fund operating expenses as of its most recent fiscal year end and proposed contractual unitary fee rate are each equal to 0.55% of average daily net assets.

Contractual Investment Management Fee Rate (Current Management Agreement)	Total Annual Operating Expenses Before Expense Cap (as of the most recent fiscal year ending 12/31/24)	Total Annual Operating Expenses After Expense Cap (as of the most recent fiscal year ending 12/31/24)	Proposed Contractual Unitary Fee Rate (New Management Agreement)
0.40% of average daily net assets*	0.55% of average daily net assets**	0.55% of average daily net assets**	0.55% of average daily net assets*

*Absent any breakpoint reductions. See the discussion above for applicable breakpoint schedules. During its most recent fiscal year ending December 31, 2024, based upon its average daily net assets, the Fund did not qualify for breakpoint reductions with respect to its contractual investment management fee rate.

**During its most recent fiscal year ending December 31, 2024, the Fund’s total annual operating expenses were below the Expense Cap.

Payment of Expenses. Under the New Management Agreement, the Advisor will agree to pay all expenses of the Fund (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any), but excluding the investment management fee, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan (if any), and extraordinary expenses. In contrast, the Current Management Agreement does not include an agreement by the Advisor to pay Fund expenses; however, as noted above, the Advisor has agreed to the Expense Cap under the Fund’s Expense Limitation Agreement that is currently in effect through April 30, 2026. The Current Management Agreement specifies that brokerage commissions paid by the Fund upon the purchase or sale of the Fund’s portfolio securities will be considered a cost of securities of the Fund and paid by the Fund. Similarly, the New Management Agreement provides that brokerage commissions paid by the Fund upon the purchase or sale of the Fund’s portfolio securities or other assets will be considered a cost of the securities or assets of the Fund and will be paid by the Fund.

Comparison of Fees and Expenses under the Current Management Agreement and New Management Agreement. To illustrate the differences between the Fund’s fee and expense structure under the Current Management Agreement and the New Management Agreement, the table below sets forth certain actual and hypothetical information, expressed in dollar amounts, for the Fund’s most recent fiscal year ended December 31, 2024. For purposes of comparing relevant amounts based on whether the Current Management Agreement or the New Management Agreement is assumed to have been in effect, the first three columns of the table focus on management fees and the remaining three columns focus on net annual fund operating expenses. Because of the nature of the unitary fee structure, for comparative purposes, it is important to consider the proposed unitary fee rate relative to the Fund’s net annual fund operating expenses. As illustrated below, for the fiscal year ending December 31, 2024, although the Fund’s management fees would have been higher under the New Management Agreement than under the Current Management Agreement, net annual operating expenses (expressed in U.S. dollar amounts) would have been lower; however, due to rounding, when expressed as a percentage of net assets, as shown in the fee table below under “Additional Information on Fund Fees and Expenses—Comparative Fee Table and Expense Example,” the net operating expense ratios are the same. In addition, as shown in such fee table, the Fund’s operating expenses were below the Expense Cap.

MANAGEMENT FEES (for fiscal year ending 12/31/2024)			NET ANNUAL FUND OPERATING EXPENSES (for fiscal year ending 12/31/2024)
(i) Current Management Agreement	(ii) New Management Agreement	Difference between (i) and (ii) as a percentage of (i)	(iii) Current Management Agreement	(iv) New Management Agreement	Difference between (iii) and (iv) as a percentage of (iii)
Contractual investment management fee: $8,232,091 Actual investment management fee paid to Advisor: $8,232,091	Contractual investment management fee: $11,319,125 Investment management fee that would have been paid to Advisor: $11,319,125	37.5% 37.5%	Actual net annual operating expenses: $11,405,777	Net annual operating expenses: $11,319,125	-0.76%

Limitation of Liability. The Current Management Agreement provides that the Advisor will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention was based on the investigation and research made by any other individual, firm or corporation, if such recommendation was selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such Agreement. The New Management Agreement includes a similar provision, but refers to the purchase, sale or retention of any “asset” rather than any “security.”

Continuance. The Current Management Agreement was originally in effect for an initial term of two years and provides that it may be continued thereafter for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act. If the shareholders of the Fund approve the New Management Agreement and it is implemented, the New Management Agreement will remain in effect for two years (unless sooner terminated in accordance with such Agreement). Thereafter, the New Management Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Trust may rely).

Termination. As is the case under the Current Management Agreement, the New Management Agreement will provide for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder); (2) at any time without the payment of any penalty by the Fund or the Advisor upon 60 days’ written notice to the other party; and (3) by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund, accompanied by appropriate notice. In addition, both the Current Management Agreement and the New Management Agreement provide for termination in the event that it is established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Agreement.

Applicable Law. Both the Current Management Agreement and New Management Agreement state that such Agreement shall be construed in accordance with applicable federal law and (except as to certain limitation of liability provisions relating to the Trust’s organization as a Massachusetts business trust, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois. Further, the New Management Agreement includes an additional provision stating that, for the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of such Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the Securities and Exchange Commission, whether of special or general application, such provision will be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

Third Party Beneficiaries. The New Management Agreement (but not the Current Management Agreement) includes a provision stating that none of the provisions of the Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party thereto.

Forum Selection. The New Management Agreement (but not the Current Management Agreement) includes a provision stating, among other things, that any action brought on or with respect to such Agreement or any other document executed in connection therewith by a party to such Agreement against another party to the Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois. Further, the right to a trial by jury is expressly waived to the fullest extent permitted by law.

Additional Information on Fund Fees and Expenses

Comparative Fee Table and Expense Example

Set forth below for the Fund are a comparative fee table and expense example. These are intended to help you understand the impact that implementation of the New Management Agreement would have on the Fund’s operating expenses. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Table. In the first column, the fee table shows, for the fiscal year ended December 31, 2024, what the Fund’s operating expenses were under the Current Management Agreement. The second column shows the pro forma expenses of what the Fund’s expenses would have been for the fiscal year ended December 31, 2024 if the New Management Agreement had been in effect.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Under the Current Management Agreement	Pro Forma – Under the New Management Agreement
Management Fees	0.40%	0.55%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.15%	0.00%
Total Annual Fund Operating Expenses	0.55%	0.55%
Fee Waiver and Expense Reimbursement	0.00%(1)	0.00%
Net Annual Fund Operating Expenses	0.55%	0.55%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets (the “Expense Cap”) at least through April 30, 2026. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after April 30, 2026 upon 60 days’ written notice.

Expense Example. The example below is intended to help you compare the cost of investing in the Fund under the Current Management Agreement to the cost of investing in the Fund under the New Management Agreement. The example assumes that on May 1, 2025 (the date of the Fund’s current prospectus), you invested $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes that the Fund’s investment advisor’s agreement to waive fees and/or pay the Fund’s expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets will be terminated following April 30, 2026. Although your actual costs may be higher or lower, based on the foregoing assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Current Management Agreement	$56	$176	$307	$689
Pro Forma – Under the New Management Agreement	$56	$176	$307	$689

Similar Funds Advised by the Advisor

The Advisor serves as investment advisor to the following index-tracking First Trust ETFs which have investment objectives that are expected to be broadly similar to that of the Fund (assuming the Investment Objective Change is implemented). In particular, the First Trust ETFs listed below follow index strategies that focus on companies with quality and growth characteristics that comprise an index. Information about the size of each such fund and the contractual annual rate of compensation to which the Advisor is entitled for its services as investment advisor is set forth below:

Fund	Net Assets as of June 30, 2025	Contractual Annual Rate of Compensation
First Trust Growth Strength™ ETF (FTGS)*	$1,143,655,600	0.60% (unitary fee)**
First Trust SMID Growth Strength ETF (FSGS)*	$29,658,100	0.60% (unitary fee)**

*The Growth Strength™ Index and The SMID Growth Strength Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust Advisors. The Funds have not been passed on by the Corporations as to their legality or suitability. The Funds are not issued, endorsed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the funds.

**Absent any breakpoint reductions. The contractual investment management fee rates shown are subject to reduction at certain breakpoints, if applicable.

Board Considerations

The Board, including the Independent Trustees, approved the New Management Agreement, on behalf of the Fund, for an initial two-year term at a meeting held on June 8-9, 2025, to change the Fund’s non-unitary advisory fee structure under the Current Management Agreement to a unitary fee structure, subject to the approval of the Fund’s shareholders. The Board determined that the New Management Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

The Board considered the New Management Agreement over the course of meetings held on April 22, 2025 and June 8-9, 2025, noting that the principal difference between the New Management Agreement and the Current Management Agreement is the difference in fee structures. In connection with those meetings, the Board reviewed information provided by the Advisor relating to the proposed unitary fee structure under the New Management Agreement. At the April 22, 2025 and June 8-9, 2025 meetings, the Board also reviewed materials provided by the Advisor in connection with the annual contract review process for the funds in the First Trust Fund Complex, including the Fund. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor.

The Board noted that, under the Fund’s current non-unitary advisory fee structure, the Fund pays the Advisor an advisory fee starting at an annual rate of 0.40% of its average daily net assets, subject to a breakpoint schedule pursuant to which the advisory fee rate will be reduced as assets of the Fund meet certain thresholds, and, separately, the Advisor has agreed to cap the Fund’s total (net) expense ratio at an annual rate of 0.60% of its average daily net assets, with certain Fund expenses excluded from the expense cap. The Board considered that, under the proposed unitary fee structure, the Fund would pay a unitary fee starting at an annual rate of 0.55% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds, and the Advisor would be responsible for the Fund’s expenses, noting the Advisor’s statement that the Fund expenses excluded from the proposed unitary fee would be identical to those currently excluded from the expense cap. The Board considered that the proposed unitary fee would not result in a change in the Fund’s current total (net) expense ratio. The Board also considered the Advisor’s statements that the proposed unitary fee structure provides clarity and consistency of fees to shareholders and that the Fund’s expense ratio under the proposed unitary fee rate would remain consistent regardless of the Fund’s net asset level, which may fluctuate based on creation and redemption activity or market movement. The Board noted that under the Fund’s current expense structure the total expense ratio paid by a shareholder can increase or decrease depending on the net asset level of the Fund and the level and continuation of the expense cap. The Board noted that, although the Fund’s total expenses are currently subject to a 0.60% expense cap, the Advisor is under no obligation to extend the expense cap, and no assurance has been given that any extension would provide for an expense cap as favorable as the current expense cap. The Board considered that generally the Fund would require a significant increase in assets or reduction in expenses for the proposed unitary fee rate to exceed the Fund’s current total expense ratio. The Board noted that, after the initial two-year term of the New Management Agreement, it would review the unitary fee on an annual basis in connection with its annual review of the Fund’s advisory agreement.

In addition, the Board considered that the proposed unitary fee structure was the primary fee structure for ETFs in the First Trust Fund Complex and a common fee structure in the ETF industry and, therefore, may allow investors to more easily compare the Fund to peer funds. The Board also considered the Advisor’s statements that the services provided to the Fund by the Advisor under the Current Management Agreement will not change as a result of the transition to the proposed unitary fee structure under the New Management Agreement and that the Advisor would bear the costs associated with obtaining shareholder approval of the New Management Agreement. Based on the foregoing, the Board determined that the transition to the proposed unitary fee structure under the New Management Agreement is in the best interests of the Fund.

In addition to considering the change in fee structure, to reach its determination that the New Management Agreement is in the best interests of the Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8-9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor, some of which were in response to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees regarding the annual renewal of the Current Management Agreement, that, among other things, outlined: the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other ETFs managed by the Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“First Trust Portfolios”); and information on the Advisor’s compliance program. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund’s perspective.

In evaluating whether to approve the New Management Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the New Management Agreement, noting the Advisor’s statement that the services provided to the Fund by the Advisor under the Current Management Agreement will not change as a result of the transition to the proposed unitary fee structure under the New Management Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund under the Current Management Agreement and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for the day-to-day management of the Fund’s investments. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. In addition, the Board considered the Advisor’s ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.

The Board noted that the Fund is an index ETF designed to track the performance of an underlying index. Because the Fund’s underlying index is proposed to change, subject to the approval by the Fund’s shareholders, the Fund did not have any historical investment performance based on its new underlying index that the Board could consider. However, because the Fund will continue to track the performance of an underlying index, the Board considered the information it received in connection with the annual renewal of the Current Management Agreement and reports it receives on a quarterly basis showing the correlation and tracking difference between the Fund and its current underlying index and noted that the Fund’s performance under the management of the Advisor has been correlated to that of its current underlying index and that the Fund’s tracking difference has been within a reasonable range. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the New Management Agreement are expected to remain satisfactory.

The Board considered the proposed unitary fee rate schedule payable by the Fund under the New Management Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee starting at an annual rate of 0.55% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the New Management Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment-related costs), distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other ETFs managed by the Advisor, the Board considered the Advisor’s statement that the Fund is most comparable to two other ETFs in the First Trust Fund Complex that follow U.S. equity ETF index strategies managed by the Advisor, due to their shared focus on targeted exposures within a segment of the Nasdaq-100 Index®, and that each such fund pays an advisory fee starting at an annual rate of 0.40% of its average daily net assets, subject to a 0.55% or 0.60% expense cap. The Board considered that the proposed unitary fee would not result in a change in the Fund’s current total (net) expense ratio. In light of the information considered and the nature, extent and quality of the services provided under the Current Management Agreement and expected to continue to be provided to the Fund under the New Management Agreement, the Board determined that the proposed unitary fee was fair and reasonable.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing investment advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the proposed unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund generally would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the proposed unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the New Management Agreement. The Board considered the Advisor’s estimate of the profitability of the New Management Agreement to the Advisor at current asset levels. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level under the New Management Agreement was not unreasonable. In addition, The Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and First Trust Portfolios their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or First Trust Portfolios, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the New Management Agreement are fair and reasonable and that the approval of the New Management Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Additional Information about the Trust and the Advisor

First Trust Advisors L.P. (previously defined as the “Advisor” or “First Trust Advisors”) is the investment advisor to the Fund and, as such, is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of its portfolio. The Advisor is an Illinois limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Advisor, the Chairman of the Board and the sole Trustee who is not an Independent Trustee. Mr. Bowen holds his interest in The Charger Corporation through a limited liability company of which he is the sole member. The Advisor, Grace Partners and The Charger Corporation are each located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. In light of his interest in and role with the Advisor, Mr. Bowen has an interest in Proposal 2 and the New Management Agreement. In addition, the executive officers of the Trust who are also managing directors and/or senior executive officers of the Advisor may be considered to have an interest in Proposal 2 and the New Management Agreement. As stated above, if Proposal 2 is approved by shareholders and implemented, the Advisor’s unitary fee under the New Management Agreement will start at an annual rate that is equal to 0.55% of the Fund’s average daily net assets (subject to reduction at certain breakpoints, if applicable) and, for the fiscal year ended December 31, 2024, would have been equal to $11,319,125. As also noted above, however, if the New Management Agreement is implemented, the Advisor will be required to pay most of the Fund’s expenses (subject to certain exclusions) out of its unitary fee.

A list of the executive officers of the Trust and the managing directors and senior executive officers of the Advisor, their positions with the Trust and/or the Advisor, and their principal occupations are set forth below. Certain executive officers of the Trust have a minority equity interest in the limited partner of the Advisor.

Name	Position with the Trust	Position with the Advisor	Principal Occupation
James A. Bowen	Chairman of the Board and Interested Trustee	Chief Executive Officer	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC and Stonebridge Advisors LLC
Kelly C. Dehler	None	Chief Compliance Officer	Chief Compliance Officer, First Trust Advisors L.P.; Deputy Fund Chief Compliance Officer and Assistant General Counsel, First Trust Portfolios L.P.
James M. Dykas	President and Chief Executive Officer	Managing Director and Chief Financial Officer	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC and Stonebridge Advisors LLC
R. Scott Hall	None	Managing Director	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
William A. Housey	None	Managing Director	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine	Secretary and Chief Legal Officer	General Counsel	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Christina Knierim	None	Senior Vice President and Controller	Senior Vice President and Controller, First Trust Advisors L.P. and First Trust Portfolios L.P.; Controller, Stonebridge Advisors LLC
Daniel J. Lindquist	Vice President	Managing Director	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher	Chief Compliance Officer and Assistant Secretary	International General Counsel	International General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
David G. McGarel	None	Managing Director, Chief Operating Officer and Chief Investment Officer	Managing Director, Chief Operating Officer and Chief Investment Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.

Name	Position with the Trust	Position with the Advisor	Principal Occupation
Andrew S. Roggensack	None	Managing Director and President	Managing Director and President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Derek D. Maltbie	Treasurer, Chief Financial Officer and Chief Accounting Officer	Senior Vice President	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin	Vice President	Senior Vice President	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland	Vice President	Senior Vice President	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

The business address of the Advisor and each executive officer and managing director of the Advisor is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Shareholder Approval and Required Vote

To become effective, the New Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of the Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of Proposal 2, abstentions will have the effect of a vote against the Proposal. It is expected that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers will request the instructions of such customers before the Meeting on how to vote their shares on Proposal 2. Under applicable rules of the New York Stock Exchange, broker-dealer firms are not permitted to vote on Proposal 2 with respect to shares for which no instructions have been received from customers.

If you need any assistance or have any questions regarding Proposal 2 or how to vote your shares, please call the Fund’s proxy solicitor, EQ Fund Solutions, LLC, at [_____] weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees recommends that shareholders of the Fund vote to approve Proposal 2.

Additional Information

General Information—Solicitation of Proxies

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communications by (i) officers of the Trust; (ii) the Advisor and additional service providers to the Trust; and (iii) agents, representatives and affiliates of any of the foregoing. A proxy solicitation firm, EQ Fund Solutions, LLC, has also been engaged to provide proxy solicitation and tabulation services for the Fund, as well as certain related services, at a total cost which is estimated to be approximately $________, although the actual cost will depend on the level of solicitation required. This cost, as well as the expenses of preparing, printing and mailing the enclosed proxy card, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne entirely by the Advisor. The Advisor will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the Fund. The Advisor will bear the foregoing costs and expenses regardless of whether shareholder approval of one or both Proposals is obtained.

The Meeting and Voting Rights

The Meeting is scheduled to be held on [Day], [Date], 2025, at [          ] p.m. Central Time at the offices of First Trust Advisors, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. You may vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold Fund shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting. You may call (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Each shareholder will be entitled to one vote for each full share of the Fund the shareholder owns and a proportionate fractional vote for any fraction of a share the shareholder owns. Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. You are encouraged to contact your broker-dealer and record your voting instructions.

Any shareholder who wishes to inspect the list of shareholders of record entitled to notice of and to be present and to vote at the Meeting should contact the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Use and Revocation of Proxies

Using the enclosed proxy card, a shareholder may authorize the named proxies to vote the shares represented thereby. For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR each Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) attending the Meeting and voting shares in person; (ii) timely submitting a revocation of a prior proxy to (a) the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or (b) if shares are held in “street name,” to the applicable broker-dealer; or (iii) timely submitting a later-dated proxy.

Quorum Requirements, Postponements and Adjournments

A quorum of shareholders is necessary to hold a meeting of shareholders. Under the Trust’s By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of the Fund entitled to vote at the Meeting will be necessary to constitute a quorum for the transaction of business by the Fund. Under the Trust’s By-Laws, in general, for purposes of establishing whether a quorum is present at a meeting of shareholders, all shares present in person or by properly submitted proxy and entitled to vote, including abstentions and broker non-votes, if any, are counted. Broker non-votes are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because each Proposal is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under applicable rules of the New York Stock Exchange, the Trust does not expect there to be any broker non-votes at the Meeting.

The Meeting may be postponed prior to the Meeting with notice to the shareholders entitled to vote at the Meeting. The Meeting may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, if a quorum is not present with respect to such matter. In addition, the Meeting may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at the Meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice.

Shares Outstanding

Only holders of record of shares at the close of business on [       ], 2025 (previously defined as the “Record Date”) are entitled to vote on the Proposals at the Meeting. As of the close of business on the Record Date, there were [      ] shares outstanding of the Fund.

Share Ownership Over 5%

As of the Record Date, no person is known by the Trust to have owned beneficially or of record more than 5% of the shares outstanding of the Fund except as set forth in the chart below. A shareholder owning beneficially more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Information as to ownership is based on securities position listing reports as of the Record Date. The Trust does not have any knowledge of the ultimate beneficial owners of the Fund’s shares outstanding.

Name and Address of Owner	Shares Owned	Percentage of Outstanding shares Owned

Share Ownership of Trustees and Executive Officers

The number of shares of the Fund beneficially owned as of December 31, 2024 by (a) the current Trustees (including the Independent Trustees and the Trustee who is not an Independent Trustee (the “Interested Trustee”)) and (b) the Trustees and executive officers of the Trust as a group, is set forth below.

Name	Number of Shares
Interested Trustee
James A. Bowen	0
Independent Trustees
Richard E. Erickson	0
Thomas R. Kadlec	0
Denise M. Keefe	0
Robert F. Keith	62
Niel B. Nielson	0
Trustees and Executive Officers as a Group	62

As of December 31, 2024, (a) the Trustees and (b) the Trustees and executive officers of the Trust as a group, beneficially owned 62 of the total shares outstanding of the Fund, which is less than 1% of the Fund’s outstanding shares. The information as to beneficial ownership is based on statements furnished by each Trustee and executive officer.

Other Service Providers

First Trust Portfolios L.P., an affiliate of the Advisor, is the principal underwriter of the Fund’s shares with principal offices located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Bank of New York Mellon, the Fund’s administrator, fund accounting agent, custodian, and transfer agent, is located at 240 Greenwich Street, New York, New York 10286.

Delivery of Certain Documents

The Fund will furnish, without charge, a copy of its most recent annual report, audited financial statements for the applicable fiscal year and/or semi-annual report, as available, upon request. Such requests should be made by writing to the Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of the Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Trust or a Fund may be called as required by the 1940 Act, or as required or permitted by the Trust’s Declaration of Trust and By-Laws.

For any matter to be properly before any meeting of shareholders, the matter must be either specified in the notice of meeting given by or at the direction of a majority of the Trustees then in office or otherwise brought before the meeting by or at the direction of the chair or other presiding officer. With the exception of shareholder proposals submitted in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor provisions, only matters proposed by the Trustees may be included in the proxy materials of the Trust or a Fund. The Trustees may from time to time in their discretion provide for procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders’ meeting should send written proposals to the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the Trust or applicable Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

Disclaimers Regarding the Current Index and New Index

First Trust Advisors does not guarantee the accuracy and/or the completeness of the Current Index or the New Index (each, an “Index”) or any data included therein, and First Trust Advisors shall have no liability for any errors, omissions or interruptions therein. First Trust Advisors makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of an Index or any data included therein. First Trust Advisors makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to an Index or any data included therein. Without limiting any of the foregoing, in no event shall First Trust Advisors have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of an Index, even if notified of the possibility of such damages.

Current Index

The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. (“Nasdaq”) or its affiliates (Nasdaq with its affiliates are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the NASDAQ-100 Equal Weighted™ Index to track general stock market performance. The Corporations’ only relationship to First Trust with respect to the Fund is in the licensing of the Nasdaq, Nasdaq-100, Nasdaq-100 Index®, NASDAQ-100 Equal Weighted™ Index, and certain trade names of the Corporations and the use of the NASDAQ-100 Equal Weighted™ Index, which are determined, composed and calculated by Nasdaq without regard to First Trust or the Fund. Nasdaq has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ-100 Equal Weighted™ Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund shares to be issued or in the determination or calculation of the equation by which Fund shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 EQUAL WEIGHTED™ INDEX, OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 EQUAL WEIGHTED™ INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 EQUAL WEIGHTED™ INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

New Index

The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. (“Nasdaq”) or its affiliates (Nasdaq with its affiliates are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the Nasdaq-100 Select Equal Weight™ Index to track general stock market performance. The Corporations’ only relationship to First Trust with respect to the Fund is in the licensing of the Nasdaq, Nasdaq-100, Nasdaq-100 Index®, Nasdaq-100 Select Equal Weight™ Index, and certain trade names of the Corporations and the use of the Nasdaq-100 Select Equal Weight™ Index, which are determined, composed and calculated by Nasdaq without regard to First Trust or the Fund. Nasdaq has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Select Equal Weight™ Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund shares to be issued or in the determination or calculation of the equation by which Fund shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 SELECT EQUAL WEIGHT™ INDEX, OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 SELECT EQUAL WEIGHT™ INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 SELECT EQUAL WEIGHT™ INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Other Matters to Come Before the Meeting

No business other than the Proposals described above is expected to come before the Meeting, but should any other matter permitted under the Trust’s By-Laws to be brought before the Meeting and requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting submitted to shareholders, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

[______], 2025

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, at [_______]weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

APPENDIX A

Glossary of Principal Investment Risks

Each principal investment risk listed below includes an indication as to whether it is (1) identified in the Fund’s current prospectus (“Current”), (2) expected to be applicable to the Fund following the implementation of Proposal 1 (“Proposal 1”), or (3) both identified in the Fund’s current prospectus and expected to be applicable to the Fund following the implementation of Proposal 1 (“Current & Proposal 1”).

Whether or not Proposal 1 is approved by shareholders and implemented, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.

AUTHORIZED PARTICIPANT CONCENTRATION RISK (Current & Proposal 1). Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund’s shares and the Fund's net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.

CURRENT MARKET CONDITIONS RISK (Current & Proposal 1). Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has recently lowered interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including rising interest rates, declining valuations and increasing vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

CYBER SECURITY RISK (Current & Proposal 1). The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

DEPOSITARY RECEIPTS RISK (Current & Proposal 1). Depositary receipts represent equity interests in a foreign company that trade on a local stock exchange. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK (Current & Proposal 1). The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

GROWTH STOCKS INVESTMENT RISK (Proposal 1). Stocks exhibiting growth characteristics tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividend payments that can help cushion its share price during declining markets.

INDEX CONCENTRATION RISK (Current & Proposal 1). The Fund will be concentrated in an industry or a group of industries to the extent that the underlying index (for purposes of this Appendix A, the “Index”) is so concentrated. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. There may be instances in which the Index, for a variety of reasons including changes in the prices of individual securities held by the Fund, has a larger exposure to a small number of stocks or a single stock relative to the rest of the stocks in the Index. Under such circumstances, the Fund will not deviate from the Index except in rare circumstances or in an immaterial way and therefore the Fund’s returns would be more greatly influenced by the returns of the stock(s) with the larger exposure.

INDEX OR MODEL CONSTITUENT RISK (Current & Proposal 1). The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.

INDEX PROVIDER RISK (Current & Proposal 1). There is no assurance that the provider of the Fund’s Index (for purposes of this Appendix A, the “Index Provider”), or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in the Fund’s prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index Provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions or issuer-specific events may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a security in the Index or undertake other measures which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.

INFORMATION TECHNOLOGY COMPANIES RISK (Current & Proposal 1). Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

LARGE CAPITALIZATION COMPANIES RISK (Current & Proposal 1). Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

MARKET MAKER RISK (Current & Proposal 1). The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

MARKET RISK (Current & Proposal 1). Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

MID CAPITALIZATION COMPANIES RISK (Current & Proposal 1). Mid capitalization companies may be more vulnerable to adverse general market or economic developments and thus may experience greater price volatility than more established large capitalization companies. Securities of mid capitalization companies may also be less liquid than securities of large capitalization companies and may have more limited trading volumes. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

NON-CORRELATION RISK (Current & Proposal 1). The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, in order to comply with its investment strategies and policies, the Fund portfolio may deviate from the composition of the Index. Accordingly, the Fund’s return may underperform the return of the Index.

NON-U.S. SECURITIES RISK (Current & Proposal 1). Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

OPERATIONAL RISK (Current & Proposal 1). The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK (Current & Proposal 1). The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.

PORTFOLIO TURNOVER RISK (Current & Proposal 1). High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.

PREMIUM/DISCOUNT RISK (Current & Proposal 1). The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in creation units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.

TRADING ISSUES RISK (Current & Proposal 1). Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

VARIABLE INTEREST ENTITIES RISK (Current & Proposal 1). In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.

VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.

APPENDIX B -- FORM OF NEW MANAGEMENT AGREEMENT

Investment Management Agreement

Investment Management Agreement made this 9th day of March, 2023, by and between First Trust Exchange-Traded Fund, a Massachusetts business trust (the “Trust”), and First Trust Advisors L.P., an Illinois limited partnership (the “Adviser”).

Whereas, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company;

Whereas, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

Whereas, the Trust intends to offer shares in series as set forth on Schedule A attached hereto and any other series as to which this Agreement may hereafter be made applicable and set forth on Schedule A, which may be amended from time to time (each such series being herein referred to as a “Fund,” and collectively as the “Funds”); and

Whereas, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

Witnesseth:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Trust hereby engages the Adviser to act as the investment adviser for, and to set the overall investment strategy and manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund’s investment objectives and policies and limitations, and to administer each Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to investments as set forth in the Fund’s then current registration statement under the 1940 Act, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds’ transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected or appointed to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

3. For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund’s average daily net assets as set forth on Schedule A.

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

4. During the term of this Agreement, the Adviser shall pay all of the expenses of each Fund (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any) but excluding the fee payment under this Agreement, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan (if any), and extraordinary expenses.

5. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as Trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

6. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of a Fund’s portfolio securities or other assets shall be considered a cost of the securities or assets of the Fund and shall be paid by the Fund.

7. The Board of Trustees of the Trust has the authority to determine how proxies with respect to portfolio investments that are held by the Funds shall be voted, and the Board may delegate the authority and responsibility to vote proxies for a Fund’s portfolio investments to the Adviser. If and for so long as proxy voting for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities with respect to such Fund. Any delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board of Trustees of the Trust at any time. The Adviser may engage the services of a third-party firm to assist the Adviser in exercising the Adviser’s proxy voting responsibilities (if any). The Trust further acknowledges that the Adviser may vote proxies for securities or other assets held by a Fund differently than it votes proxies for the same securities or other assets held by other of the Adviser’s clients. In addition, for the avoidance of doubt, in connection with its authority and responsibility to vote proxies (if any), the Adviser may make decisions or take other action with respect to tender offers or other corporate actions regarding a Fund’s portfolio investments.

8. The Adviser is authorized to select the brokers, dealers, futures commission merchants, banks, or any other agent or counterparty that will execute the purchases and sales of a Fund’s portfolio investments on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust’s Board of Trustees and to the extent permitted by and in conformance with applicable law and the rules and regulations thereunder (including Rule 17e-1 under the 1940 Act), the Adviser may select brokers, dealers, futures commission merchants or other persons affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Adviser may, to the extent permitted by applicable law and the rules and regulations thereunder, aggregate purchase and sale orders of portfolio investments with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities or other assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the portfolio investments obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities, assets or instruments for another client.

The Adviser will not arrange purchases or sales of portfolio investments between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law and the rules and regulations thereunder (including Rule 17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of such Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions.

To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts the Adviser’s authority regarding the execution of the Fund’s portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

The Adviser will communicate to the officers and Trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio investments be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act, the rules and regulations thereunder, or any applicable exemptive orders, no-action assurances or other relief.

The Adviser further agrees that it:

(a) will use the same degree of skill and care in providing its services hereunder as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will (i) conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and Commodity Futures Trading Commission, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser, and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory, commodity pool operator and commodity trading advisory activities;

(c) will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust; and

(d) will prepare and maintain such books and records with respect to each Fund’s securities and other transactions as required under applicable law and will prepare and furnish the Trust’s Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that the Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 under the Investment Advisers Act of 1940 or other applicable law.

9. Subject to applicable statutes and regulations, it is understood that officers, Trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Trust otherwise than as Trustees, officers or agents.

10. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any asset, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

11. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the respective Fund may rely), the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. In addition, the Adviser may adjust from time to time the duties delegated to any sub-adviser, the portion of portfolio assets of the Fund that the sub-adviser shall manage and the fees to be paid to the sub-adviser pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement, subject to the approvals set forth in Section 15 of the 1940 Act if required after taking into account any exemptive order, no-action assurances or other relief, rule or regulation upon which the respective Fund may rely. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder. In addition, to the extent the respective Fund is relying on an exemptive order or an amendment thereto permitting the Fund to hire one or more sub-advisers or amend a sub-advisory agreement without shareholder approval, the Adviser agrees to comply with any terms and conditions provided in such exemptive order or amendment applicable to it.

12. The Trust acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

13. This Agreement shall be effective on the date provided on Schedule A for each respective Fund, provided it has been approved in the manner required by the 1940 Act (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Trust may rely). This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness as to a Fund, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Trust may rely).

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by a Fund or by the Adviser upon sixty (60) days’ written notice to the other party. Each Fund may effect termination by action of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. With respect to a Fund, this Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of such Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. With respect to a Fund, termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for such Fund, subject to applicable law. In addition, for clarity, the termination of this Agreement with respect to one Fund will not automatically terminate this Agreement for the other Funds. The terms “assignment” and “vote of a majority of outstanding voting securities” shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

14. This Agreement may be amended or modified only by a written instrument executed by both parties.

15. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

16. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

17. All parties hereto are expressly put on notice of the Trust’s Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust by the Trust’s officers as officers and not individually and the obligations imposed upon the Trust or a Fund by this Agreement are not binding upon any of the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund, and persons dealing with the Trust with respect to a Fund must look solely to the assets of such Fund for the enforcement of any claims.

18. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 17 hereof, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois. For the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

19. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party hereto.

20. Any action brought on or with respect to this Agreement or any other document executed in connection herewith or therewith by a party to this Agreement against another party to this Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois (the “Chosen Courts”). Each party to this Agreement (a) consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in any of the Chosen Courts; and (c) waives any objection that any of the Chosen Courts is an inconvenient forum. In any action commenced by a party hereto against another party to the Agreement, there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

In Witness Whereof, the Trust and the Adviser have caused this Agreement to be executed on the day and year above written.

First Trust Exchange-Traded Fund
By:
Name:
Title:

Attest::

Name:

Title:

First Trust Advisors L.P.
By:
Name:
Title:

Attest::

Name:

Title:

Schedule A

(as of _____, 20__)

[Investment management fee schedules for certain other series of the Trust have been intentionally omitted.]

Effective as of the date listed below, the investment management fee for the Fund shall be accrued daily and calculated in accordance with the following schedule:

Average Daily Net Assets	Annual Rate
Fund net assets up to and including $2.5 billion	0.55000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.53630%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.52250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.50880%
Fund net assets greater than $10 billion up to and including $15 billion	0.49500%
Fund net assets greater than $15 billion	0.46750%

Fund	Ticker	Effective Date of Agreement
QQEW

PRELIMINARY COPY—FORM OF PROXY CARD

First Trust

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-xxx-xxx-xxxx Monday through Friday 9 a.m. to 10 p.m. Eastern time

PLEASE CAST YOUR PROXY VOTE *TODAY!*

FIRST TRUST EXCHANGE-TRADED FUND

First Trust NASDAQ-100 Equal Weighted Index Fund

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of First Trust NASDAQ-100 Equal Weighted Index Fund (the “Fund”), a series of First Trust Exchange-Traded Fund (the “Trust”), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Derek D. Maltbie and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on ________, _________, 2025, at ___________ Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated ________, 2025, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each Proposal set forth on the reverse side of this proxy card.

This proxy is solicited by the Board of Trustees, and each Proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-XXX-xxx-xxxx.. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on ___, 2025.** The proxy statement of the Fund is available at: _____________

PROXY ID NUMBER BAR CODE CUSIP:

PROXY CARD

First Trust NASDAQ-100 Equal Weighted Index Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge receipt of the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH PROPOSAL SET FORTH BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL SET FORTH BELOW.

THANK YOU FOR VOTING

PROXY ID NUMBER BAR CODE CUSIP: